Exhibit 10(a)

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information, and to the use of our report dated April 13, 2012, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-177584) under the Securities Act of 1933 and related Prospectus of Income EliteSM Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 23, 2012